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                                    Exhibit 10(iii)A(h)-(ii)

                   AMENDMENT NO. 1 TO THE
              NATIONAL SERVICE INDUSTRIES, INC.
                 LONG-TERM INCENTIVE PROGRAM


    WHEREAS, The National Service Industries, Inc. Long-Term Incentive Program (the "Long-Term Plan") was adopted by the Board of Directors (the "Board") of National Service Industries, Inc. ("NSI") and became effective on September 20, 1989, and was approved by stockholders on January 3, 1990; and


    WHEREAS, paragraph 14(a) of the Plan permits the Board to amend the Plan, subject to certain restrictions set forth therein; and


    WHEREAS, the Board desires to amend the Long-Term Plan as set forth herein to enable the Corporation to grant options transferable under certain circumstances;


    NOW,   THEREFORE,   the  Long-Term  Plan   is   amended,
effective September 21, 1994, by deleting paragraph 6(c) thereof in its entirety and substituting in lieu thereof the following:

     (c)    Non-transferability.   No  Option   granted
     hereunder shall be transferable by the Optionee to
     whom  granted otherwise than (i) by  will  or  the
     laws  of  descent  and distribution  and  (ii)  if
     permitted  by the Committee, and upon  such  terms
     and conditions as the Committee may establish,  to
     immediate family members of the Optionee or  to  a
     trust,  partnership  or similar  vehicle  for  the
     benefit   of   such   immediate   family   members
     (collectively,  the "Permitted Transferees").   An
     Option  may  be exercised during the  lifetime  of
     such Optionee only by the Optionee or his guardian
     or  legal  representative or,  if  applicable,  by
     Permitted  Transferees.  The terms of such  Option
     shall  be  final, binding and conclusive upon  the
     beneficiaries,  executors, administrators,  heirs,
     successors,  and  Permitted  Transferees  of   the
     Optionee.

    IN WITNESS WHEREOF, this AMENDMENT NO. 1 has been executed on behalf of the Corporation, and the Corporation's seal has been affixed hereto, pursuant to action taken by the Board of Directors on September 21, 1994.

Attest:                       NATIONAL SERVICE INDUSTRIES, INC.



/s/  Kenyon  W.  Murphy          By:        /s/  D.  Raymond
Riddle                               Kenyon    W.    Murphy,
Secretary                        D. Raymond Riddle
                                 Chairman of  the Board and
                                 Chief Executive Officer

(CORPORATE SEAL)